The Emerging Markets
                           Income Fund Inc

                                                                October 11, 2001

Dear Shareholders:

We are pleased to provide the annual report for The Emerging Markets Income Fund Inc. (the "Fund") as of August 31, 2001. In this report we summarize the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow.

During the year ended August 31, 2001, the net asset value ("NAV") 1 of the Fund decreased from $14.01 per share at August 31, 2000 to $12.91 per share at August 31, 2001. Dividends of $1.65 per share from net investment income were paid during the period. Assuming reinvestment of these dividends in additional shares of the Fund, the total return for the year ended August 31, 2001 based on NAV was 4.34%. In comparison, the J.P. Morgan Emerging Markets Bond Index Plus ("EMBI+"),2 a standard measure of return for emerging markets debt, returned 4.21% for the same time period.

EMERGING MARKETS DEBT

Emerging markets debt returned 4.21% during the Fund's annual period as measured by the EMBI+. Developments in Argentina and Brazil set the tone for emerging markets for the period. Argentinian debt, the worst performer in the EMBI+, returned negative 16.16% and Brazilian debt, suffering from Argentine contagion, returned negative 0.30%. Combined, the debt of these two countries represents 41% of the EMBI+ based on market capitalization. Historically, this weak performance from the largest credits has tended to drag down returns across all countries in the market. In contrast, the performance of the other 16 emerging market countries represented in the EMBI+ outperformed the overall EMBI+ return. In our opinion, the market's ability to view problems on a country-by-country basis without extrapolating isolated problems into systemic risks is a positive development.

---------------
1 The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the fund (plus all other assets) and dividing the results (total net assets) by the total number of shares outstanding. The NAV fluctuates with changes in the value of the securities in which the Fund has invested. However, the price at which the investor may buy or sell shares of the Fund is at their market (NYSE) price.

2 The J. P. Morgan Emerging Markets Bond Index Plus ("EMBI+") is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets. An investor cannot invest directly in an index.


                                                                          PAGE 1

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The U.S. Federal Reserve Board ("Fed") began easing (i.e., lowering) short-term interest rates in January 2001. The Fed's changing bias was caused by evidence that U.S. economic growth had slowed considerably in 2001. The economic slowdown in the U.S. and the fragile Argentine economy have negatively impacted Latin American growth. Additionally, the acts of terrorism on September 11, 2001 prompted a Fed rate cut of 50 basis points 3, which brought overnight rates to 3.00% at the close of the period. Barring a sudden recovery of the economy or financial markets, we expect the Fed's easing bias to continue.

Crude oil prices, an important driver of value in the emerging debt markets, continue to remain at higher levels. Fiscal balances and monetary reserves improved substantially as higher oil prices contributed to overall credit quality in Russia, Venezuela, Colombia and Mexico, all of which are oil producers. Crude oil prices per barrel fluctuated during the period, ranging from a low of $23.45 to a high of $30.14. Crude oil prices closed the period at about $27.35. This year, OPEC 4 is proactively intervening to defend the price band; its latest intervention occurred on September 1st when it cut production by one million barrels per day. We feel its success is largely a matter of politics, particularly those concerned with the continuing commonality of interests among and actions of Saudi Arabia, Venezuela and Iran. We believe oil prices will be stable or slightly, weaker in the future. We feel these prices will modestly benefit from the demand of oil importers. The spike upward in crude prices following the attacks of September 11th was not surprising to us. Since then, however, crude oil prices have returned to lower levels.

Return volatility for emerging markets debt generally remained below historical levels. However, the combination of the uncertainty surrounding Turkey's economic reform and the continued Argentine recession triggered a recent increase in volatility levels.

Colombian debt, the top performer in the EMBI+, returned 32.34% during the period, as measured by the EMBI+. Oil prices and export growth were important contributors to the Colombian economy last year. The global slowdown and lower coffee and oil prices are beginning to take their toll on the economy. These developments have led the Colombian Central Bank to lower interest rates this year. We maintained our slightly overweight position in Colombian debt for the period.

Russian debt returned 23.38% for the annual period as measured by the EMBI+. Russian debt continued to perform well as oil prices drove the economy. Russia's foreign reserves approached new highs as they reached $37 billion in August 2001. Domestic consumption has also contributed to growth; GDP 5 growth was 5.5% for the first seven months in 2001. Combined with strong fiscal results and an appreciating ruble, the public sector debt-to-GDP ratio fell from 78% at the end of 2000 and is projected to reach 60% by the end of 2001. We believe Russia's improving fundamentals may lead to credit-rating upgrades over the medium term.

-------------
3 A  basis point is equal to one hundredth of one percent (0.01%).

4 The Organization of Petroleum Exporting Countries (OPEC) is an international organization of 11 developing countries each of which is heavily reliant on oil revenues as its main source of income. Membership is open to any country which is a substantial net exporter of oil and which shares the ideals of the Organization. The current members are Algeria, Indonesia, Iran, Iraq, Kuwait, Libya, Nigeria, Qatar, Saudi Arabia, the United Arab Emirates and Venezuela.

5 Gross Domestic Product ("GDP") is the market value of the goods and services produced by labor and property. GDP comprises consumer and government purchases, private domestic investments and net exports of goods and services.

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Mexican debt returned 12.80% as measured by the EMBI+ for the period. The
Mexican economy benefited from rising oil prices as reflected in its overall levels of growth and fiscal strength. The market continues to anticipate an upgrade of Mexican debt to investment grade status by Standard & Poor's. However, we believe the recent terrorist attacks will delay this decision as the global slowdown and the U.S. recession may gain momentum. We maintained our exposure to Mexican debt because we believe Mexico is one of the most stable countries in the emerging markets and the position presently reflects our overall defensive nature.

Venezuelan debt returned 10.05% for the period, as measured by the EMBI+. Oil price strength continues to drive the Venezuelan economy as fiscal and external accounts have shown marked improvement. A clear measure of the positive impact that rising oil prices have had on Venezuelan credit quality is the level of international reserves. The stock of international reserves, approximately $23 billion, exceeds the stock of external debt.

Brazilian debt returned negative 0.30% for the period as measured by the EMBI+. The spike in volatility in international financial markets combined with concerns about weakness in the Brazilian currency negatively impacted the economy and led the Brazilian Central Bank to raise the Selic, the overnight lending rate. We believe the key issue for Brazil remains the sustainability of its public sector debt in an environment where Argentina's problems have kept the exchange rate and local interest rates under pressure. The market welcomed the recent announcement by the IMF 6 granting an extension of a $15 billion line of credit. We maintained our slight underweighting in Brazilian debt as measured by the EMBI+.

Argentinian debt returned negative 16.16% as measured by the EMBI+, and was the Index's worst performer during the period. The country continues to struggle with a weak economy. We believe Argentina must restore economic growth to effectively manage its debt service obligations. After a series of false starts in March, the Argentinian government has installed an economic team led by Domingo Cavallo. Cavallo, the Harvard trained economist, won an international reputation for helping Argentina defeat hyper-inflation in the early 1990's. The market reacted positively to the appointment, but the rating agencies downgraded Argentina's debt rating three times over the period from B1/BB- to Caa1/B-. In July, the government enacted a zero-deficit law, limiting public outlays during each quarter to prospective receipts. We continue to remain underweight Argentine debt while monitoring developments closely.

OUTLOOK

Emerging debt markets have come under pressure in the wake of Argentina's three-year recession, the developed world's economic slowdown, and the poor performance of equity markets. We continue to remain invested in a diversified portfolio of emerging markets debt securities. That said, we have become more defensive in our outlook and have attempted to reduce our exposure to market risk over the past few months.

--------------
6 The IMF is an international organization of 183 member countries established to promote international monetary cooperation, exchange stability, and orderly exchange arrangements.

                                                                          PAGE 3

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In a continuing effort to provide timely information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. (EST), for the Fund's current NAV, market price and other information regarding the Fund's portfolio holdings and allocations. For information regarding your account, please call American Stock Transfer & Trust Company at 1-800-937-5449 (1-718-921-5200 if your are calling from within New York City).

We appreciate your confidence and look forward to serving you in future years.

Sincerely,


/s/ Stephen J. Treadway                   /s/ Heath B. McLendon
Stephen J. Treadway                       Heath B. McLendon
Co-Chairman of the Board                  Co-Chairman of the Board


/s/ Peter J. Wilby                        /s/ James E. Craige
Peter J. Wilby                            James E. Craige
Executive Vice President                  Executive Vice President


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Statement of Investments
August 31, 2001

     FACE                                                                               MARKET
   AMOUNT (a)    Bonds+ -- 93.3%                                                        VALUE
-------------------------------------------------------------------------------------------------

                 ARGENTINA -- 9.6%
                 Republic of Argentina:
Peso    200,000    8.750% due 7/10/02 ..........................................     $   154,200
      3,134,000    13.969% due 4/10/05*(b) .....................................       2,399,861
Peso    130,000    11.750% due 2/12/07 .........................................          66,386
             50    10.000% due 9/19/08*.........................................              34
      1,000,000    11.375% due 3/15/10 .........................................         619,500
        500,000    12.250% due 6/19/18 .........................................         292,500
Peso  1,579,502    BOCON, Pro 1, 3.7308% due 4/1/07* ...........................         661,516
      1,760,000    FRB, Series L, 5.5625% due 3/31/05 ..........................       1,343,760
                                                                                     -----------
                                                                                       5,537,757
                                                                                     -----------
                 BRAZIL -- 30.1%
                 Federal Republic of Brazil:
      2,600,000    9.625% due 7/15/05 ..........................................       2,393,300
        427,000    12.250% due 3/6/30 ..........................................         346,297
     17,996,000    11.000% due 8/17/40 .........................................      12,952,621
      1,976,471    NMB, Series L, 5.500% due 4/15/09* ..........................       1,572,530
                                                                                     -----------
                                                                                      17,264,748
                                                                                     -----------
                 BULGARIA -- 5.7%
                 Republic of Bulgaria:
         29,000    DISC, Series A, 4.5625% due 7/28/24* ........................          23,345
      3,450,000    FLIRB, Series A, 4.5625% due 7/28/12* .......................       2,863,500
        500,940    IAB, 4.5625% due 7/28/11* ...................................         404,509
                                                                                     -----------
                                                                                       3,291,354
                                                                                     -----------
                 COLOMBIA -- 5.3%
                 Republic of Colombia:
      3,000,000    11.750% due 2/25/20 .........................................       2,979,000
        100,000    8.375% due 2/15/27 ..........................................          74,250
                                                                                     -----------
                                                                                       3,053,250
                                                                                     -----------
                 COSTA RICA -- 0.7%
        350,000  Costa Rica, 9.995% due 8/1/20# ................................         392,875
                                                                                     -----------

                 ECUADOR -- 4.1%
                 Republic of Ecuador:
        900,000    12.000% due 11/15/12 ........................................         609,750
        726,000    5.000% due 8/15/30*,# .......................................         307,824
      3,387,000    5.000% due 8/15/30* .........................................       1,436,088
                                                                                     -----------
                                                                                       2,353,662
                                                                                     -----------

                     See accompanying notes to financial statements.

                                                                                          PAGE 5

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Statement of Investments (continued)
August 31, 2001

     FACE                                                                               MARKET
   AMOUNT (a)    Bonds+ -- 93.3% (continued)                                            VALUE
-------------------------------------------------------------------------------------------------

                 INDONESIA -- 0.9%
        500,000  APP China Group Ltd, 14.000% due 3/15/10(c)(d) ................     $    31,250
      1,000,000  APP International Finance Company B.V., 11.750% due 10/1/05(c)(d)       262,500
      1,500,000  Tjiwi Kimia International Finance Company B.V.,
                   10.000% due 8/1/04(c)(d).....................................         247,500
                                                                                     -----------
                                                                                         541,250
                                                                                     -----------
                 IVORY COAST -- 0.9%
                 Republic of Ivory Coast:
        375,000    due 3/29/18(c)(d) ...........................................          56,250
      2,107,000    FLIRB, due 3/29/18(c)(d) ....................................         316,050
        909,150    PDI Bond, due 3/29/18(c)(d) .................................         140,918
                                                                                     -----------
                                                                                         513,218
                                                                                     -----------
                 JAMAICA -- 1.3%
                 Government of Jamaica:
        350,000    10.875% due 6/10/05 .........................................         366,625
        350,000    12.750% due 9/1/07# .........................................         380,625
                                                                                     -----------
                                                                                         747,250
                                                                                     -----------
                 MEXICO -- 8.5%
      1,000,000  Hylsa S.A. de C.V., 9.250% due 9/15/07 ........................         455,000
      1,500,000  PEMEX, Project Funding Master Trust,
                   9.125% due 10/13/10..........................................       1,597,500
                 United Mexican States:
      1,000,000    11.375% due 9/15/16 .........................................       1,212,500
      1,700,000    8.125% due 12/30/19 .........................................       1,621,375
                                                                                     -----------
                                                                                       4,886,375
                                                                                     -----------
                 PERU -- 2.8%
      2,250,000  Republic of Peru, PDI Bond, 4.50% due 3/7/17* .................       1,622,812
                                                                                     -----------

                 PHILIPPINES -- 2.9%
      1,925,000  Republic of the Philippines, 9.875% due 1/15/19 ...............       1,655,500
                                                                                     -----------

                 RUSSIA -- 5.9%
                 Russian Government:
      1,750,000    10.000% due 6/26/07 .........................................       1,602,344
         75,000    8.250% due 3/31/10 ..........................................          59,086
      1,842,360    8.250% due 3/31/10# .........................................       1,451,434
        569,500    5.000% due 3/31/30*,# .......................................         271,580
                                                                                     -----------
                                                                                       3,384,444
                                                                                     -----------

                        See accompanying notes to financial statements.

PAGE 6

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Statement of Investments (continued)
August 31, 2001

     FACE                                                                               MARKET
   AMOUNT (a)    Bonds+ -- 93.3% (continued)                                            VALUE
-------------------------------------------------------------------------------------------------

                 URUGUAY -- 1.0%
        578,947  Republic of Uruguay, DCB, Series B, 4.8125% due 2/19/07* ......     $   564,473
                                                                                     -----------

                 VENEZUELA -- 13.6%
                 Republic of Venezuela:
      3,900,000    13.625% due 8/15/18 .........................................       3,748,875
      5,850,000    9.250% due 9/15/27 ..........................................       4,033,575
                                                                                     -----------
                                                                                       7,782,450
                                                                                     -----------
                 TOTAL BONDS (Cost -- $56,610,446)..............................      53,591,418
                                                                                     -----------

                 Loan Participations+, ++ -- 5.8%
-------------------------------------------------------------------------------------------------

                 The People's Democratic Republic of Algeria:
        235,576    Tranche 1, 5.8125% due 9/4/06* (J.P. Morgan Chase & Co.) ....         204,951
      3,735,000    Tranche 3, 5.8125% due 3/4/10* (J.P. Morgan Chase & Co.) ....       3,100,050
                                                                                     -----------
                 TOTAL LOAN PARTICIPATIONS (Cost -- $2,867,741).................       3,305,001
                                                                                     -----------

    NUMBER OF
    CONTRACTS    Purchase Call Options (d) -- 0.9%
-------------------------------------------------------------------------------------------------

            450  Russian Government 5.000% due 3/31/30, Call @ 47.75, Expire 10/1/01
                   (Cost -- $535,500)...........................................         513,000
                                                                                     -----------

    SHARES       Rights+ (d) -- 0.0%
-------------------------------------------------------------------------------------------------

          1,000  United Mexican States Rights, Expire 6/30/03 (Cost -- $0) .....              12
                                                                                     -----------

   WARRANTS    Warrants (d) -- 0.0%
-------------------------------------------------------------------------------------------------

            500+ Asia Pulp and Papers Warrants, Expire 3/15/05# (Cost -- $0) ...               0
                                                                                     -----------

               TOTAL INVESTMENTS -- 100.0% (Cost -- $60,013,687**)..............     $57,409,431
                                                                                     ===========

                       See accompanying notes to financial statements.
                                                                                          PAGE 7

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Statement of Investments (concluded)
August 31, 2001

------------
  (a) Principal denominated in U.S. dollars unless otherwise indicated.
  (b) Coupon rate is derived from a formula based on the yields of other Argentina Global bonds.
  (c) Security is currently in default.
  (d) Non-income producing security.
    * Rate shown reflects rate in effect at August 31, 2001 on instrument with variable rates or step coupon rates.
   ** Aggregate cost for federal income tax purposes is substantially the same.
    + All or a portion of the security was segregated as collateral pursuant to a loan agreement. See Note 4.
   ++ Participation interests were acquired through the financial institutions indicated parenthetically. See Note 5.
    # Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institu tional investors.

   Abbreviations used in this statement:
   BOCON  - Bonos De Consolidacion.
   DCB    - Debt Conversion Bond.
   DISC   - Discount Bond.
   FLIRB  - Front Loaded Interest Reduction Bond.
   FRB    - Floating Rate Bond.
   IAB    - Interest Arrears Bond.
   NMB    - New Money Bond.
   PDI    - Past Due Interest.
   Peso   - Argentina Peso.


                 See accompanying notes to financial statements.


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Statement of Assets and Liabilities
August 31, 2001

Assets
  Investments, at value (Cost -- $60,013,687)...................... $57,409,431
  Receivable for securities sold...................................  16,871,898
  Interest receivable..............................................   1,333,754
  Prepaid expenses.................................................       7,602
                                                                    -----------
  Total Assets.....................................................  75,622,685
                                                                    -----------
Liabilities

  Payable to bank..................................................     185,901
  Loan payable (Note 4)............................................  20,000,000
  Payable for securities purchased.................................   2,928,873
  Accrued interest expense on loan.................................      35,842
  Management fee payable (Note 2)..................................      30,225
  Advisory fee payable (Note 2)....................................      21,589
  Accrued expenses.................................................     211,465
                                                                    -----------
  Total Liabilities................................................  23,413,895
                                                                    -----------
  Net Assets....................................................... $52,208,790
                                                                    ===========
Net Assets

  Common Stock ($0.001 par value, authorized
    100,000,000; 4,042,888 shares outstanding)..................... $     4,043
  Additional paid-in capital.......................................  55,980,179
  Undistributed net investment income..............................     407,105
  Accumulated net realized loss on investments.....................  (1,578,347)
  Net unrealized depreciation on investments and foreign currency..  (2,604,190)
                                                                    -----------
  Net Assets....................................................... $52,208,790
                                                                    ===========

Net Asset Value Per Share ($52,208,790 / 4,042,888 shares).........      $12.91
                                                                         ======

                 See accompanying notes to financial statements.

                                                                          PAGE 9

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Statement of Operations
For the Year Ended August 31, 2001

INCOME
  Interest (includes discount accretion of $1,748,196)................  $ 9,180,472

EXPENSES
  Interest on loan........................................  $1,588,534
  Management fee..........................................     362,364
  Advisory fee............................................     258,832
  Custodian...............................................      64,970
  Audit and tax services..................................      54,925
  Legal...................................................      34,880
  Directors' fees and expenses............................      32,025
  Printing................................................      30,185
  Listing fees............................................      20,903
  Transfer agent expenses.................................      12,045
  Other..................................................       19,413    2,479,076
                                                             ---------  -----------
Net Investment Income.................................................    6,701,396
                                                                        -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net Realized Gain on:
    Investments.......................................................    2,117,039
    Written Options...................................................       65,060
    Foreign currency transactions.....................................       43,788
                                                                        -----------
                                                                          2,225,887
                                                                        -----------
  Change in Net Unrealized Depreciation on:
    Investments.......................................................   (6,648,884)
    Foreign currency contracts and other assets and liabilities
      denominated in foreign currencies...............................      (26,530)
                                                                        -----------
    Increase in Net Unrealized Depreciation...........................   (6,675,414)
                                                                        -----------
Net Loss on Investments and Foreign Currency Transactions ............   (4,449,527)
                                                                        -----------
Net Increase in Net Assets From Operations ...........................  $ 2,251,869
                                                                        ===========


                 See accompanying notes to financial statements.

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Statement of Changes in Net Assets
For the Year Ended August 31, 2001 and August 31, 2000

                                                                       2001            2000
-----------------------------------------------------------------------------------------------

OPERATIONS
  Net investment income.................................           $ 6,701,396     $ 6,744,090
  Net realized gain.....................................             2,225,887       2,962,700
  (Increase) decrease in net unrealized depreciation....            (6,675,414)      8,313,501
                                                                   -----------     -----------
  Increase in Net Assets From Operations................             2,251,869      18,020,291
                                                                   -----------     -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.................................            (6,647,346)     (6,605,849)
                                                                   -----------     -----------
  Decrease in Net Assets From
    Dividends and Distributions to Shareholders.........            (6,647,346)     (6,605,849)
                                                                   -----------     -----------

CAPITAL SHARE TRANSACTIONS
  Proceeds from shares issued in reinvestment of dividends
    (22,128 and 44,240 shares issued)...................               291,491         521,742
                                                                   -----------     -----------
Total Increase (Decrease) in Net Assets.................            (4,103,986)     11,936,184
                                                                   -----------     -----------

NET ASSETS
  Beginning of period...................................            56,312,776      44,376,592
                                                                   -----------     -----------
  End of period (includes undistributed net investment income of
    $407,105 and $290,867, respectively)................           $52,208,790     $56,312,776
                                                                   ===========     ===========


Statement of Cash Flows
For the Year Ended August 31, 2001

Cash Flows Provided by Operating Activities:
  Purchases of securities.............................................           $(126,990,984)
  Net purchases of short-term investments.............................                (490,310)
  Proceeds from sales of securities and principal paydowns............             127,692,212
                                                                                 -------------
                                                                                       210,918

  Net investment income...............................................               6,701,396
  Adjustments to reconcile net investment income to net cash provided by operating activities:
  Accretion of discount on investments................................              (1,748,196)
  Net change in receivables/payables related to operations............                 703,131
                                                                                 -------------
  Net Cash Provided by Operating Activities...........................               5,867,249
                                                                                 -------------

Cash Flows Used by Financing Activities:
  Proceeds from shares issued in reinvestment of dividends............                 291,491
  Dividends and distributions paid....................................              (6,647,346)
                                                                                 -------------
  Net Cash Used by Financing Activities...............................              (6,355,855)
                                                                                 -------------

Net Decrease in Cash..................................................                (488,606)
Cash at Beginning of Period...........................................                 302,705
                                                                                 -------------
Payable to Bank at End of Period......................................           $    (185,901)
                                                                                 =============

                        See accompanying notes to financial statements.

                                                                                       PAGE 11

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Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    The Emerging Markets Income Fund Inc (the "Fund") was incorporated in Maryland on July 30, 1992 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Board of Directors authorized 100 million shares of $.001 par value common stock. The Fund's primary investment objective is to seek high current income. As a secondary objective, the Fund seeks capital appreciation. In pursuit of these objectives, the Fund invests primarily in U.S. dollar denominated debt securities of government and government related issuers located in emerging market countries, and of entities organized to restructure the outstanding debt of these issuers.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

    (a) Securities valuation. In valuing the Fund's assets, all securities for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available, and (iii) at the bid price if there was no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as of the close of business of that market. However, where the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value. Securities for which reliable quotations are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

    (b) Securities transactions and investment income. Securities transactions are recorded on the trade date. Interest income is accrued on a daily basis. Discount on securities purchased is accreted on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments sold.

    (c) Foreign currency translation. The books and records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation using the 12:00 noon rate of exchange reported by Reuters. Purchases and sales of portfolio securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at rates of exchange prevailing on the respective dates of such transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of income accrued and the U.S. dollar equivalent amount actually received. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign

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T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C


Notes to Financial Statements (continued)

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    exchange rates from that which is due to changes in market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, pursuant to U.S. federal income tax regulations, certain net foreign exchange gains/losses included in realized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes.

    (d) Federal income taxes. It is the Fund's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required.

    (e) Repurchase agreements. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

    (f) Distribution of income and gains. The Fund declares and pays dividends to shareholders quarterly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP due primarily to differences in the treatment of foreign currency gains/losses and deferral of wash sales and post-October losses incurred by the Fund. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as tax return of capital.

    (g) Forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The contract is marked-to-market to reflect the change in the currency exchange rate. The change in market value is recorded by the Fund as an unrealized gain or loss. The Fund records a realized gain or loss on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions.

    (h) Option contracts. When the Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market to reflect the current market value of the option. When the option

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T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C


Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONCLUDED)

    expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received on the option. If a written put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchased upon exercise of the option.

    (i) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment transactions which are paid in cash. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. For the year ended August 31, 2001, the Fund paid interest expense of $1,603,552.

2.  MANAGEMENT AND ADVISORY FEES AND OTHER TRANSACTIONS

    The Fund has entered into a management agreement with Salomon Brothers Asset Management Inc (the "Investment Manager"), a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"). The Investment Manager is responsible for the day-to-day management of the Fund's investment portfolio as well as providing certain clerical services relating to the Fund's operations, maintenance of the Fund's records, preparation of reports and supervision of the Fund's arrangements with its custodian and transfer and dividend paying agent. The management fee for these services is payable monthly at an annual rate of 0.70% of the Fund's average weekly net assets.

    The Fund has also entered into an investment advisory agreement with PIMCO Advisors L.P. (the "Investment Adviser") to provide financial, economic and political advice concerning emerging market countries and also, as appropriate, to be involved in aiding the process of emerging market country selection. The advisory fee for these services is payable monthly at an annual rate of 0.50% of the Fund's average weekly net assets.

    At August 31, 2001, the Investment Manager owned 5,562 shares of the Fund. Certain officers and/or directors of the Fund are officers and/or directors of the Investment Manager or the Investment Adviser.

    All officers and two directors of the Fund are employees of the Investment Manager and/or the Investment Adviser.

3.  PORTFOLIO ACTIVITY AND TAX INFORMATION

    Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended August 31, 2001 aggregated $128,140,871 and $133,912,842 respectively. The federal income tax cost basis of the Fund's investments at August 31, 2001 was substantially the same as the cost basis for financial reporting. Gross unrealized appreciation and depreciation amounted to $3,145,349 and $5,749,605, respectively, resulting in a net unrealized depreciation on investments of $2,604,256.

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T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C


Notes to Financial Statements (continued)

3.  PORTFOLIO ACTIVITY AND TAX INFORMATION (CONTINUED)

    The following written put option transactions occurred during the year ended August 31, 2001:

                                                       NUMBER OF
                                                       CONTRACTS     PREMIUM
                                                       ---------     -------
Options written, outstanding at August 31, 2000           --       $       0
Options written                                           482        495,840
Options canceled in closing purchase transactions        (482)      (495,840)
                                                         -----     ---------
Options written, outstanding at August 31, 2001           --       $       0
                                                         =====     =========

4.  BANK LOAN

    The Fund has borrowed $20,000,000 pursuant to a secured loan agreement (the "Loan Agreement") with INGBaring (U.S.) Capital LLC. The interest rate on the loan is 5.78% and the maturity date is November 21, 2001. The collateral for the loan was valued at $71,563,929 on August 31, 2001 and is being held in a segregated account by the Fund's custodian. In accordance with the terms of the Loan Agreement, the Fund must maintain a level of collateral to debt of not less than 300%.

5.  LOAN PARTICIPATIONS/ASSIGNMENTS

    The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("lenders"). The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan. The market value of the Fund's loan participations at August 31, 2001 was $3,305,001.

    In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

    When the Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

6.  "WHEN AND IF" ISSUED BONDS

    "When and if" issued bonds are recorded as investments in the Fund's portfolio and marked-to-market to reflect the current value of the bonds. When the Fund sells a "when and if" issued bond, an unrealized gain or loss is recorded equal to the difference between the selling price and purchase cost of the bond. Settlement of trades (i.e., receipt and delivery) of the "when and if" issued bond

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T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C


Notes to Financial Statements (concluded)

6.  "WHEN AND IF" ISSUED BONDS (CONTINUED)

is contingent upon the successful issuance of such bond. In the event its sponsor is unable to successfully issue the security, all trades in "when and if" issued bonds become null and void, and, accordingly, the Fund will reverse any gain or loss recorded on such transactions.

7.  CREDIT AND MARKET RISK

    The yields of emerging market debt obligations reflect, among other things, credit risk. The Fund's investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund's investment in non-dollar-denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. At August 31, 2001, the Fund has a concentration risk in sovereign debt of emerging market countries.

    The net asset value and/or market value per share of the Fund could be negatively affected if the Fund were required to liquidate assets in other than an orderly manner and/or in adverse market conditions to repay any bank loans outstanding.

8.  FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

    The Fund enters into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. As of August 31, 2001, the Fund has no outstanding forward contracts.

    A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. A risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

9.  DIVIDEND SUBSEQUENT TO AUGUST 31, 2001

    On July 10, 2001, the Board of Directors of the Fund declared a dividend of $0.4125 per share, from net investment income, payable on September 28, 2001 to shareholders of record September 19, 2001.

10. CAPITAL LOSS CARRYFORWARD

    At August 31, 2001, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $1,164,000, available to offset future capital gains through August 31, 2007. To the extent that these carryforward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed.

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T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C


Financial Highlights

Selected data per share of common stock outstanding throughout each year:

                                                                      YEAR ENDED AUGUST 31,
                                                   -----------------------------------------------------------
                                                    2001         2000         1999         1998         1997
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ........      $14.01       $11.16       $ 7.83       $21.89       $18.04
                                                   ------       ------       ------       ------       ------
Net investment income .......................        1.68         1.72         1.88         2.02         2.10
Net realized gain (loss) and change in
   unrealized appreciation
   (depreciation) on securities and
   foreign currency translations ............       (1.13)        2.78         3.83       (10.84)        5.00
                                                   ------       ------       ------       ------       ------
Total from investment operations ............        0.55         4.50         5.71        (8.82)        7.10
                                                   ------       ------       ------       ------       ------
Dividends and distributions to
   shareholders from:
   Net investment income ....................       (1.65)       (1.65)       (2.41)       (2.03)       (2.19)
   Net realized capital gains ...............          --           --           --        (2.98)       (1.06)
   Capital ..................................          --           --        (0.02)          --           --
Distributions in excess of net realized
   capital gains ............................          --           --           --        (0.23)          --
                                                   ------       ------       ------       ------       ------
Total dividends and distributions to
   shareholders .............................       (1.65)       (1.65)       (2.43)       (5.24)       (3.25)
                                                   ------       ------       ------       ------       ------
Increase in net asset value due to shares
   issued on reinvestment of dividends ......          --           --         0.05           --           --
                                                   ------       ------       ------       ------       ------
Net increase (decrease) in net asset value ..       (1.10)        2.85         3.33       (14.06)        3.85
                                                   ------       ------       ------       ------       ------
Net asset value, end of period ..............      $12.91       $14.01       $11.16       $ 7.83       $21.89
                                                   ======       ======       ======       ======       ======
Per share market value, end of period .......      $13.15     $13.9375       $12.50       $ 9.50     $19.4375
                                                   ======     ========       ======       ======     ========
Total investment return based on market
   price per share (a) ......................       7.14%       27.51%       62.97%      -35.00%       39.18%
Ratios to Average Net Assets:
   Total expenses, including
     interest expense .......................       4.76%        5.00%        5.03%        3.79%        3.58%
   Total expenses, excluding
     interest expense (operating
     expenses) ..............................       1.71%        1.73%        1.85%        1.73%        1.70%
   Net investment income ....................      12.87%       13.33%       18.13%       11.56%       10.44%
Supplemental Data:
   Net assets, end of period ................ $52,208,790  $56,312,776  $44,376,592  $29,522,593  $76,873,572
   Portfolio turnover rate ..................        195%         136%          87%         141%         112%
   Bank loan outstanding, end of period ..... $20,000,000  $20,000,000  $20,000,000  $20,000,000  $20,000,000
   Interest rate on bank loan, end
     of period ..............................       5.78%     9.06125%     7.17875%     6.28125%        6.50%
   Weighted average bank loan ............... $20,000,000  $20,000,000  $20,000,000  $20,000,000  $20,000,000
   Weighted average interest rate ...........       7.94%        8.26%        6.48%        6.44%        6.64%

-------------
(a) Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the
    Fund's dividend reinvestment plan.

                                                                                                      PAGE 17

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T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C


Report of Independent Accountants

To the Board of Directors and Shareholders of The Emerging Markets Income Fund Inc

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of The Emerging Markets Income Fund Inc (the "Fund") at August 31, 2001, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
October 23, 2001

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T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C


Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited)

1. Each shareholder holding shares of common stock ("Shares") of The Emerging Markets Income Fund II Inc (the "Fund") will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan (the "Plan"), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all income dividends and distributions of capital gains in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund's dividend-paying agent (the "Agent"). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of "street name" and register such Shares in the shareholder's name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a "Participant." The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a dividend or distribution payable only in the form of cash, the Agent will apply all dividends and distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a "market premium"), the Agent will receive the dividend or distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a "market discount"), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a "Trading Day") preceding the payment date for the dividend or distribution. For purposes herein, "market price" will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the dividend or distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the earlier of (i) 60 days after the dividend or distribution payment date and (ii) the Trading Day prior to the "ex-dividend" date next succeeding the dividend or distribution payment date.

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T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C


5. If (i) the Agent has not invested the full dividend amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

6. In the event that all or part of a dividend or distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per Share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per Share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the dividend or distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

8. Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant's account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

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T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C


9. The Agent will maintain all Participants' accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant's name or that of its nominee, and each Participant's proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

10. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

11. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

12. The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

13. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any dividend or distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any income dividend or capital gains distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the income dividend or capital gains distribution. The Plan may be amended or terminated by the Agent, with the Fund's prior written consent, on at least 30 days' written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the

T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C


full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant's Shares and remit the proceeds to the Participant, the Agent is authorized to deduct a $2.50 fee plus brokerage commission for this transaction from the proceeds.

14. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant's account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent, for each Participant's account, all dividends and distributions payable on Shares of the Fund held in each Participant's name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

15. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners ("Nominee Holders"), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder's name and held for the account of beneficial owners who are to participate in the Plan.

16. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

17. All correspondence concerning the Plan should be directed to the Agent at 40 Wall Street, 46th Floor, New York, New York 10005.

The report is transmitted to the shareholders of the Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

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T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C

Directors                                        The Emerging Markets Income Fund Inc

CHARLES F. BARBER, emeritus Director                  7 World Trade Center
     Consultant; formerly Chairman,                   New York, New York 10048
     ASARCO Inc.                                      For information call (toll free)
                                                      1-888-777-0102
LESLIE H. GELB
     President, The Council                      INVESTMENT MANAGER
     on Foreign Relations                             Salomon Brothers Asset Management Inc
                                                      125 Broad Street
HEATH B. MCLENDON                                     New York, New York 10004
     Co-Chairman of the Board;
     Managing Director, Salomon                  INVESTMENT ADVISER
     Smith Barney Inc.                                PIMCO Advisors L.P.
     President and Director, Smith Barney Fund        800 Newport Center Drive
     Management LLC and Travelers                     Newport Beach, California 92660
     Investment Advisers, Inc.
                                                 CUSTODIAN
RIORDAN ROETT                                         Brown Brothers Harriman & Co.
     Professor and Director,                          40 Water Street
     Latin American Studies Program,                  Boston, Massachusetts 02109
     Paul H. Nitze School of Advanced
     International Studies,                      DIVIDEND DISBURSING AND TRANSFER AGENT
     Johns Hopkins University                         American Stock Transfer & Trust Company
                                                      40 Wall Street
JESWALD W. SALACUSE                                   New York, New York 10005
     Henry J. Braker Professor of
     Commercial Law, and formerly Dean,          INDEPENDENT ACCOUNTANTS
     The Fletcher School of Law & Diplomacy           PricewaterhouseCoopers LLP
     Tufts University                                 1177 Avenue of the Americas
                                                      New York, New York 10036
STEPHEN J. TREADWAY
     Co-Chairman of the Board;                   LEGAL COUNSEL
     Executive Vice President,                        Simpson Thacher & Bartlett
     PIMCO Advisors LP                                425 Lexington Avenue
     Chairman and President,                          New York, New York 10017
     PIMCO Funds Distributors LLC
                                                 NEW YORK STOCK EXCHANGE SYMBOL
                                                      EMD
Officers

HEATH B. MCLENDON
     Co-Chairman of the Board

STEPHEN J. TREADWAY
     Co-Chairman of the Board

LEWIS E. DAIDONE
     Executive Vice President and Treasurer

JAMES E. CRAIGE
     Executive Vice President

THOMAS K. FLANAGAN
     Executive Vice President

NEWTON SCHOTT
     Executive Vice President

PETER J. WILBY
     Executive Vice President

ANTHONY PACE
     Controller

CHRISTINA T. SYDOR
     Secretary

              The Emerging Markets
              Income Fund Inc


              Annual Report

              AUGUST 31, 2001




---------------------------------------------------
              The Emerging Markets Income Fund Inc
              -----------------------------------------------------------------

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005


EMDANN 8/01


                                    PRSRT-STD
                                  U.S. POSTAGE
                                      PAID
                                 PERMIT No. 169
                                STATEN ISLAND, NY